MET INVESTORS SERIES TRUST

SUPPLEMENT DATED FEBRUARY 5, 2016

TO THE

PROSPECTUS DATED MAY 1, 2015

METLIFE BALANCED PLUS PORTFOLIO

Effective immediately, the following changes are made to the prospectus of the MetLife Balanced Plus Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The Base Portion of the Portfolio is managed by a committee led by Alan C. Leland, Jr. Other members of the committee are Kristi Slavin, Johan Grahn and Wen Liu. Mr. Leland has been a member since 2011. Mr. Grahn and Ms. Slavin have been members since 2012. Ms. Liu has been a member since 2013.

Josh Davis, Ph.D., Lead Portfolio Manager and Executive Vice President, Steve A. Rodosky, Managing Director, and Graham A. Rennison, CFA, Senior Vice President, have managed the Overlay Portion of the Portfolio since January 2016, 2011 and January 2016, respectively.

In the section entitled “Additional Information About Management,” the fifth through the seventh paragraphs in the subsection entitled “The Subadviser” is deleted in their entirety and replaced with the following:

The following individuals are jointly responsible for managing the Overlay Portion of the Portfolio:

Josh Davis, Ph.D. is the lead portfolio manager and an executive vice president in the global quantitative portfolio group at PIMCO. He focuses on portfolio solutions and quantitative strategy, including asset allocation, tail risk hedging, foreign exchange and variable annuities. Prior to joining PIMCO in 2008, he was a consulting strategist with Prime International Trading in Chicago.

Steve A. Rodosky is a managing director at PIMCO and a portfolio manager covering Treasury bonds, agencies and futures. He is the lead portfolio manager for long duration strategies. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch.

Graham A. Rennison, CFA, is a senior vice president in the quantitative portfolio management group at PIMCO, focusing on multi-asset-class systematic strategies. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He has 14 years of investment experience.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE